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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K/A



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  August 4, 1997



                             OLD NATIONAL BANCORP
            (Exact name of Registrant as specified in its charter)


          Indiana                       0-10888                35-1439838
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


            420 Main Street, Evansville, IN                       47708
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       (Address of Principal Executive Offices)                 Zip Code


                                (812) 464-1434
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             (Registrant's telephone number, including area code)



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     The undersigned Registrant hereby amends Item 5 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 11, 1997, such that Item 5, as amended, shall read as follows:

ITEM 5.  OTHER EVENTS

     On June 18, 1997, Old National Bancorp (the "Registrant") filed a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission (File No. 333-29433) with respect to the Registrant's offering from time to time of up to $150,000,000 aggregate initial offering price of its Medium-Term Notes Due Nine Months or More from Date of Issue (the "Notes"). The Registration Statement was declared effective by the Securities and Exchange Commission on July 23, 1997.

     The Notes are being offered on a continuous basis by the Registrant to or through NatCity Investments, Inc. in accordance with a distribution agreement between the Registrant and NatCity Investments, Inc. A form of such distribution agreement was filed as an exhibit to the Registration Statement.

     On August 4, 1997, the Registrant and Smith Barney Inc. entered into a distribution agreement pursuant to which the Notes also are being offered on a continuous basis by the Registrant to or through Smith Barney Inc. The distribution agreement between the Registrant and Smith Barney Inc. is set forth in Exhibit 1 to this Form 8-K.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OLD NATIONAL BANCORP
                                      (Registrant)



Date:  August 15, 1997                By: /s/ RONALD B. LANKFORD
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                                          Ronald B. Lankford, President









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